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                                                                    EXHIBIT 23.3


                        [ARTHUR ANDERSEN LLP LETTERHEAD]




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement of our report dated February 16, 1999 included in Omega Orthodontics, Inc. Form 10-K for the year ended December 31, 1998 and to all references to our firm included in this Registration Statement.


                                           /s/ ARTHUR ANDERSEN LLP
                                               --------------------------
                                               ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 12, 1999